                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 18, 2000


                         MELLON FINANCIAL CORPORATION
              (Exact name of registrant as specified in charter)


          Pennsylvania                   1-7410                 25-1233834
(State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)




                                   One Mellon Center
                                   500 Grant Street
                               Pittsburgh, Pennsylvania             15258
                      (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code - (412) 234-5000

ITEM 5.   OTHER EVENTS

          By press release dated January 18, 2000, Mellon Financial Corporation (the "Corporation") announced full year and fourth quarter 1999 results of operations.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit   Description
Number


99.1 Mellon Financial Corporation Press Release, dated January 18, 2000, announcing results of operations.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MELLON FINANCIAL CORPORATION


Date: January 19, 2000                       By: /s/ STEVEN G. ELLIOTT
                                                 ------------------------------
                                                 Steven G. Elliott
                                                 Senior Vice Chairman and Chief
                                                 Financial Officer

                                 EXHIBIT INDEX

Number                        Description                   Method of Filing

99.1                          Press Release dated           Filed herewith
                              January 18, 2000